UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2018

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Nueces St., Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed on May 1, 2018, Digital Turbine, Inc. (the “Company”) entered into two disposition agreements, as separate and distinct transactions, with respect to selected assets owned by its subsidiaries. These transactions have been completed, as described below.

Pay Transaction

On July 1, 2018, the Company transferred its assets owned by its subsidiary, Digital Turbine Asia Pacific Pty, Ltd. and Digital Turbine Singapore Pte Ltd. (together the, “Pay Seller”), to Chargewave Ptd Ltd (the “Pay Purchaser”). The assets are related to the Company’s Direct Carrier Billing business. In consideration for the assets transferred, the Pay Seller received or will receive license fees, revenue share and equity equivalent rights, as follows:

(1)        Pay Purchaser will pay the Pay Seller license fees, until the Technology Transfer Date, from a range of sources of gross profits related to the contracts transferred, in an amount equal to between zero to 70% of monthly gross profits, with the precise percentage of license fees varying based on the amount of such gross profits per a scale in the Pay Agreement, plus additional amounts for revenues generated from new customer introductions made by Pay Seller after the closing.

(2)       For a period commencing on the Technology Transfer Date and ending on the date that is thirty-six (36) months from the closing, Pay Purchaser will pay Pay Seller revenue sharing payments, from a range of gross profits related to the contracts transferred, in an amount equal to between zero to 70% of monthly gross profits, with the precise percentage of revenue sharing varying based on the amount of such gross profits per a scale in the Pay Agreement, plus additional amounts for revenues generated from new customer introductions made by Pay Seller after the Technology Transfer Date.

(3)       Pay Seller will also receive equity equivalent rights, including to be entitled to 20% of the net proceeds (in all forms of value) upon the closing of a wide variety of liquidity transactions involving the Pay Purchaser.

The foregoing description of the Pay Agreement does not purport to be complete and is qualified in its entirety by reference to the Pay Agreement, which was filed as Exhibit 2.1.1 to the May 1, 2018 Current Report on Form 8-K, and is incorporated herein by reference. Certain schedules and annexures to the Pay Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.

A&P Transaction

On June 28, 2018 Digital Turbine Media, Inc. (the “A&P Seller”), a wholly owned subsidiary of the Company, contributed its assets comprising its business relationships with various advertisers and publishers related to the Company’s Advertising and Publishing business to Creative Clicks B.V. (the “A&P Purchaser”). In consideration for the assets transferred, the A&P Purchaser will, over a three year period after the closing, share revenue from transferred assets, new revenue streams from the transferred assets and new engagements with specified A&P Seller business partners. The revenue share is calculated as follows: A&P Purchaser will pay A&P Seller 27.5% of gross profits, with a revenue share maximum of $1,000,000 in year 1, scaling down to 15% of gross profits, with a revenue share maximum of $500,000, in year 3, as further specified in the A&P Agreement. Additionally, for each customer introduction A&P Seller makes to A&P Purchaser that leads to a customer contract with A&P Purchaser or an affiliate, A&P Purchaser will pay A&P Seller a percentage of gross profit earned from the contract.

The foregoing description of the A&P Agreement does not purport to be complete and is qualified in its entirety by reference to the A&P Agreement, which was filed as Exhibit 2.1.2 to the May 1, 2018 Current Report on Form 8-K and is incorporated herein by reference. Certain schedules and annexures to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.

As to both the Pay Transaction and the A&P Transaction, other than in respect of the transaction or as disclosed in the May 1, 2018 Current Report on Form 8-K in regard to Jon Mooney, there is no material relationship between the purchaser and the Company, any director or officer of the Company or any associate of any such director or officer. The formula or principle followed in determining the amount of consideration paid and received was negotiations between the parties informed by the Company’s knowledge of the market value of the assets.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Information. The pro forma financial statements showing the effect of the dispositions of the assets are not required because the effects of the dispositions on the balance sheet and the income statement were reflected in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2018, filed on June 12, 2018.

(d)	Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

Exhibit 2.1.1	Pay Asset Purchase Agreement, dated as of April 23, 2018 (incorporated by reference to the Company’s May 1, 2018 Current Report on Form 8-K)*

Exhibit 2.1.2	A&P Asset Purchase Agreement dated as of April 28, 2018 (incorporated by reference to the Company’s May 1, 2018 Current Report on Form 8-K)*

* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 5, 2018	Digital Turbine, Inc.

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer

Exhibit No.	Description

Exhibit 2.1.1	Pay Asset Purchase Agreement, dated as of April 23, 2018 (incorporated by reference to the Company’s May 1, 2018 Current Report on Form 8-K)*

Exhibit 2.1.2	A&P Asset Purchase Agreement dated as of April 28, 2018 (incorporated by reference to the Company’s May 1, 2018 Current Report on Form 8-K)*

* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.